UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

The Blackstone Group L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 2, 2017, The Blackstone Group L.P. (the “Partnership”), Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P., each indirect subsidiaries of the Partnership (collectively with the Partnership, the “Guarantors”), and Blackstone Holdings Finance Co. L.L.C., an indirect subsidiary of the Partnership (the “Issuer”), entered into (i) a supplemental indenture (the “Tenth Supplemental Indenture”) to the indenture previously entered into on August 20, 2009 (the “Base Indenture”) with The Bank of New York Mellon, as trustee (the “Trustee”), relating to the issuance by the Issuer of $300,000,000 aggregate principal amount of its 3.150% Senior Notes due 2027 (the “2027 Notes”) and (ii) a supplemental indenture (the “Eleventh Supplemental Indenture” and, together with the Base Indenture and the Tenth Supplemental Indenture, the “Indenture”) to the Base Indenture with the Trustee, relating to the issuance by the Issuer of $300,000,000 aggregate principal amount of its 4.000% Senior Notes due 2047 (the “2047 Notes” and, together with the 2027 Notes, the “Notes”).

The 2027 Notes bear interest at a rate of 3.150% per annum and the 2047 Notes bear interest at a rate of 4.000% per annum, in each case accruing from October 2, 2017. Interest is payable semiannually in arrears on April 2 and October 2 of each year, commencing on April 2, 2018. The 2027 Notes will mature on October 2, 2027 and the 2047 Notes will mature on October 2, 2047, unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable. Prior to July 2, 2027 in the case of the 2027 Notes (three months prior to the maturity date of the 2027 Notes) and April 2, 2047 in the case of the 2047 Notes (six months prior to the maturity date of the 2047 Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. On or after July 2, 2027 in the case of the 2027 Notes (three months prior to the maturity date of the 2027 Notes) and April 2, 2047 in the case of the 2047 Notes (six months prior to the maturity date of the 2047 Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The preceding is a summary of the terms of the Base Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1, the Tenth Supplemental Indenture attached as Exhibit 4.2 to this report, the form of the 2027 Notes attached as Exhibit 4.3 to this report, the Eleventh Supplemental Indenture attached as Exhibit 4.4 to this report and the form of the 2047 Notes attached as Exhibit 4.5 to this report, each of which is incorporated herein by reference as though they were fully set forth herein. A copy of the press release announcing the completion of the offering is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On October 2, 2017, Blackstone issued a press release announcing the completion of its previously announced offering of $300,000,000 aggregate principal amount of 3.150% Senior Notes due 2027 and $300,000,000 aggregate principal amount of 4.000% Senior Notes due 2047. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

On September 29, 2017, the Issuer announced that it had priced its cash tender offer for any and all of the $600 million aggregate principal amount of its 6.625% Senior Notes due 2019 (the “Tender Notes”). The tender offer expired at 5:00 p.m., New York City time, on September 29, 2017 (the “Expiration Date”). A copy of the press release announcing the pricing of the tender offer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

At the Expiration Date, $259,682,000 aggregate principal amount of the Tender Notes were validly tendered prior to or at the Expiration Date and not validly withdrawn. This amount includes $31,000 aggregate principal amount of outstanding Tender Notes tendered pursuant to the guaranteed delivery procedures described in the offer to purchase, dated September 25, 2017, and the related letter of transmittal and notice of guaranteed delivery, which remain subject to the holders’ performance of the delivery requirements under such procedures. A copy of the press release announcing the expiration and results of the tender offer is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of August 20, 2009 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group L.P., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33551) filed with the SEC on August 20, 2009).

4.2	Tenth Supplemental Indenture dated as of October 2, 2017 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group L.P., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee.

4.3	Form of 3.150% Senior Note due 2027 (included in Exhibit 4.2 hereto).

4.4	Eleventh Supplemental Indenture dated as of October 2, 2017 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group L.P., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee.

4.5	Form of 4.000% Senior Note due 2047 (included in Exhibit 4.4 hereto).

99.1	Press release of Blackstone, dated October 2, 2017.

99.2	Press release of Blackstone, dated September 29, 2017.

99.3	Press release of Blackstone, dated October 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2017	The Blackstone Group L.P.

	By:	Blackstone Group Management L.L.C., its general partner

	By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer